Investor Presentation May 2023

Delek Tech 2 Forward Looking Statement Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities, including the 3 Bear acquisition; the attainment of certain regulatory benefits; implementation of ESG goals; long-term capital allocation; targeted internal rates of return; execution of strategic initiatives and the benefits therefrom, including the sum of the parts strategy, retail segment and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding the impact of military conflict in Ukraine and future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; Delek US’ ability to control costs; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including the integration of the 3 Bear acquisition; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring and 3 Bear gathering systems; uncertainty relating to the impact of the COVID-19 pandemic; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; risks associated with the physical effects of climate change and severe weather; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek US or Delek Logistics, as applicable, adjusted to add back interest expense, income tax expense, depreciation and amortization; Net debt- calculated as long-term debt (the most comparable GAAP measure) including both current and non-current portions, less cash and cash equivalents as of a specific balance sheet date. This is an important measure to monitor leverage and evaluate the balance sheet. Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of property and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent EBITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all identified material cash income and expense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted Logistics Midstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non-GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial results and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Delek Tech 3 Delek US Holdings Unlocking Value for Shareholders and Unitholders Financial Strength and Flexibility Integrated Downstream Energy Company (1) FactSet as of 5/10/2023. (2) Multiples based on sell-side research Delek US Holdings (DK) – $865.0 million of cash; $2,775.0 million long-term debt; $1.91 billion of net debt, as of March 31, 2023 Delek Logistics (DKL) – $11.0 million cash; $1,708.2 million long-term debt, as of March 31, 2023 DK excluding DKL – $854.0 million cash; $1,066.8 million long-term debt, $212.8 million net debt, excluding DKL Refining – 302,000 BPD throughput capacity from four PADD 3 refineries with access to advantaged domestic, inland crudes and Gulf Coast product pricing Logistics – transportation, storage and wholesale distribution of crude oil, intermediate and refined products, primarily through Delek Logistics (DKL), a master limited partnership Retail – approximately 250 convenience stores, primarily in West Texas and New Mexico Evaluating opportunities across Delek US business segments to unlock value for shareholders and unitholders As of March 31, 2023, Delek US owns 78.7% of DKL, implied equity value of approximately $1.5 billion or $22 per DK share(1) Alternatives to highlight Retail multiple of 9x - 11x(2)

Delek Tech 4 Integrated Company with Asset Diversity and Scale Source 207,000 bpd from Permian Basin • Growing gathering system • Wink to Webster JV Crude Oil Pipeline RIO

Environmental, Social, and Governance (ESG) Will publish 3rd annual Sustainability Report for DK in December of 2023 5(1) THE USE BY THE DELEK COMPANIES OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF THE DELEK COMPANIES BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS-IS’ AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI. (1) • We plan to cut our Scope 1 & Scope 2 emissions by 34% by 2030 • Enhanced transparency by disclosing, for the 1st time, figures for water consumption and product spills • Make annual disclosures using both the TCFD and SASB frameworks • Set 1st diversity hiring targets, seeking a 3% increase in the overall number of female employees and a 3% increase in the number of female and POC employees for director and above roles • Established new Leadership Development Program to strengthen employee skills in the area of change management & communications • Disclose, annually, our EEO-1 filing to the US Department of Labor • 33.3% of our Board is diverse Board includes 2 female Directors and 1 Director from an underrepresented group • 77.8% of our Board Directors are independent • Implemented new Sustainability Operations Team (SOT) to coordinate execution of company’s policies and plans En vi ro nm en ta l So ci al G ov er na nc e

$230 $91 $6 $(43) 1Q23 Adjusted EBITDA $210 $59 $1 $(1) $16 $285 4Q22 Adj. EBITDA Refining Logistics Retail Corporate 1Q23 Adj. EBITDA $— $50 $100 $150 $200 $250 $300 Delek US Adjusted EBITDA 1Q23 vs 4Q22 ($mm) 6

Delek Tech 7 Refining DK Refining System Tyler El Dorado Big Spring Krotz Springs PADD 3 Refining System with Crude Slate Optionality 68.0% 20.0% 8.0% 4.0% Other Local Arkansas Gulf Coast Sweet WTI 85% 15% WTI East Texas 55%30% 15% WTI Local Arkansas Other 63% 30% 7% WTI Gulf Coast Sweet Other 70% 30% WTI WTS

8 Logistics Primarily through 78.7% owned MLP, Delek Logistics Partners, LP (DKL) Expansive gathering business ~1,970 miles of pipeline ~10.8MMB active shell capacity ~200 MBPD water disposal ~88 MMCFD gas processing capacity 10 light product distribution terminals Diversifies portfolio of assets integrated with Refining and Marketing Positioned to benefit from activity in the Permian Basin Multi-year minimum volume commitment (MVC) contracts

9 Retail ~80% integration with existing downstream operations offering synergies and competitive advantage Operate approximately 250 C-stores in West Texas and New Mexico Rebranding 7-Eleven stores to DK in 2023 Implement interior rebranding/ re- imaging

Delek Tech 10 Capital Expenditures $ Millions 2023 Est. 1Q23 Actual Refining $ 202 $ 147 Logistics 81 36 Retail 31 3 Corporate/Other 36 6 Delek Total $ 350 $ 192 2023 Capital Expenditures Drivers 10% 68% 22% 1% 81% 18% Regulatory Sustaining Growth 1Q23

Delek Tech 11 Long-term Capital Allocation Framework Priorities Discretionary Non-Discretionary Sustaining Capital Expense - Approximately $100-$125 million sustaining capex/yr - Between $50-$100 million per turnaround - Critical for safe and reliable operations Acquisitions Cash Returns to Shareholders Sustaining and Regulatory Capital Expense Growth Capital Expense - 25% IRR targeted for >$5mm projects at Refining; <$5mm target is 50% IRR - >15% IRR minimum hurdle rate for Retail projects, dependent on size - >15% IRR hurdle rate for stable cash flow Logistics projects - Target competitive overall cash return - Sustainable quarterly dividend - Opportunistically repurchase shares based on investment opportunities - Evaluate accretive opportunities as they arise vs. alternative uses of cash - Continue to optimize the balance sheet - Opportunistically enhanced balance sheet when free cash flow supports it Invest - Capital allocation program focuses on safety, maintenance, and reliability as top priority Cash Returns - Maintain a competitive cash return profile commensurate with underlying earnings power Grow - Maintain financial strength and flexibility to support strategic growth objectives Enhance Balance Sheet / Return Excess Cash - Reduce net debt and/or opportunistically return free cash flow to shareholders

Delek Tech 12 2nd Quarter 2023 Outlook $ Millions Low High Operating Expenses $195 $205 General and Administrative Expenses $70 $80 Depreciation and Amortization $80 $90 Net Interest Expense $70 $80 Barrels per day (bpd) Total Crude Throughput 290,000 300,000 Total Throughput 301,000 311,000 Total Throughput by Refinery: Tyler, TX 74,000 77,000 El Dorado, AR 78,000 81,000 Big Spring, TX 69,000 71,000 Krotz Spring, LA 80,000 82,000

*includes cash and cash equivalents $841 $395 $(222) $(149) $865 12/31/2022 Cash Balance* Operating Activities Investing Activities Financing Activities 3/31/2023 Cash Balance* $— $200 $400 $600 $800 $1,000 $1,200 $1,400 1st Quarter Consolidated Cash Flow ($mm) 13

Net Debt $ Millions March 31, 2023 December 31, 2022 Consolidated long-term debt - current portion $ 50 $ 75 Consolidated long-term debt - non-current portion 2,725 2,979 Consolidated total long-term debt 2,775 3,054 Less: Cash and cash equivalents 865 841 Consolidated net debt 1,910 2,213 Less: Delek Logistics net debt 1,697 1,654 Delek US, excluding DKL net debt $ 213 $ 559 14

2-1-1 Crack Spread and Krotz Springs Capture Rate Benchmark Update and Capture Rate Restated As Previously Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: $19.11 $21.53 $32.47 $15.78 $11.10 $11.11 $8.68 $7.09 KSR Capture Rate (1) 70% 66% 108% 37% 77% 65% 31% 88% Updated Reporting Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 2-1-1: 50% Argus 50% Platts $23.81 $25.63 $36.23 $17.40 $11.75 $11.53 $8.87 $7.63 50/50 KSR Capture Rate (1) 56% 55% 97% 34% 73% 63% 31% 82% Krotz Springs refinery — Starting in Q1 2023, per barrel refining margin are compared to the Gulf Coast 2-1-1 crack spread consisting of (Argus pricing) LLS crude oil, (Argus pricing) U.S. Gulf Coast CBOB gasoline and 50% of (Argus pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel) and 50% of (Platts pricing) U.S. Gulf Coast Pipeline No. 2 heating oil (high sulfur diesel). The Krotz Springs refinery’s crude oil input is primarily comprised of LLS and WTI Midland. 15 Note: For Q1-Q2 2022 and Q1-Q2 2021, does not include impacts of transfer price change implemented in Q3 2022. (1) Based on Krotz Springs refining margin per barrel.

OPEX and G&A Reclassification Adjustments In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses. 16

17 OPEX per Barrel by Refinery Updated for Reclassification As Reported Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Tyler $ 3.64 $ 6.93 $ 5.61 $ 4.30 $ 5.83 $ 3.54 $ 3.51 $ 3.59 El Dorado $ 4.72 $ 4.73 $ 4.88 $ 3.78 $ 4.13 $ 1.90 $ 5.14 $ 6.42 Big Spring $ 10.50 $ 7.19 $ 7.06 $ 5.36 $ 3.98 $ 2.97 $ 5.34 $ 6.50 Krotz Springs $ 5.16 $ 5.85 $ 6.05 $ 4.09 $ 3.85 $ 4.02 $ 3.96 $ 9.20 Updated Reporting Q4 2022 Q3 2022 Q2 2022 (1) Q1 2022 Q4 2021 Q3 2021 Q2 2021 (1) Q1 2021 (1) Tyler $ 3.89 $ 7.06 $ 6.20 $ 4.64 $ 5.96 $ 3.66 $ 3.86 $ 3.89 El Dorado $ 4.97 $ 4.83 $ 5.07 $ 4.14 $ 4.20 $ 1.99 $ 5.20 $ 9.05 Big Spring $ 11.00 $ 7.32 $ 7.58 $ 6.06 $ 4.07 $ 3.09 $ 5.47 $ 7.52 Krotz Springs $ 5.39 $ 5.97 $ 6.14 $ 4.12 $ 3.93 $ 4.14 $ 4.24 $ 9.49 In the first quarter of 2023, we reassessed the classification of certain expenses and made certain reclassification adjustments to better represent the nature of those expenses. (1) Updated reporting includes opex to G&A reclassification as well as change to throughput for per bbl calculations to conform to current period calculations.

Three Months Ended March 31, Three Months Ended December 31, $ in millions (unaudited) 2023 2022 2022 Reported net income (loss) attributable to Delek $ 64.3 $ 6.6 $ (118.7) Add: Interest expense, net 76.5 38.4 62.6 Income tax expense (benefit) 15.8 3.1 (43.6) Depreciation and amortization 83.4 68.3 77.8 EBITDA attributable to Delek 240.0 116.4 (21.9) Adjusting items Net inventory LCM valuation (benefit) loss (1.7) (8.5) (17.2) Other inventory impact (1) 77.1 (87.0) 193.6 Business Interruption insurance recoveries (1) (5.1) (10.0) (5.2) Unrealized (gain) loss where the hedged item is not yet recognized in the financial statements(2) (32.2) 64.5 39.0 Restructuring costs (1.4) — 12.5 Net income attributable to non-controlling interest 7.9 8.2 9.0 Total Adjusting items 44.6 (32.8) 231.7 Adjusted EBITDA $ 284.6 $ 83.6 $ 209.8 (1) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section in 1Q23 Earnings Release (2) Starting with the quarter ended March 31, 2023, we no longer adjust non-GAAP financial measures for unrealized gains and losses related to RINs where the hedged item is not yet recognized in the financial statements. Historical non-GAAP financial measures have been revised to conform to current period presentation. Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA 18

Delek Tech 19 Reconciliation of Segment EBITDA Attributable to Delek to Adjusted Segment EBITDA